UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 29, 2006

Maui Land & Pineapple Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Hawaii	0-6510	99-0107542
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No)

120 Kane Street, P.O. Box 187, Kahului, Maui, Hawaii, 96733-6687

(Address of principal executive offices)

(808) 877-3351

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Promissory Note.  Maui Land & Pineapple Company, Inc., a Hawaii corporation (the “Company”), owns 100% of the issued and outstanding capital stock of Maui Pineapple Company, Ltd., a Hawaii corporation (“MPC”).  On September 29, 2006 (the “Effective Date”), MPC delivered a Promissory Note (the “Promissory Note”) to GE Capital Public Finance, Inc. (“GE Capital”) under which it unconditionally promised to pay the principal sum of $4,500,000, which GE Capital agreed to loan to MPC for the purchase of certain manufacturing equipment (the “Equipment”), pursuant to the terms set forth in the Promissory Note.  Interest accrues on the principal balance under the Promissory Note at a fixed rate of 6.66% per annum.  All principal and interest amounts due under the Promissory Note shall be due and payable in 84 consecutive equal monthly installments of $67,196.30, commencing on November 1, 2006.  MPC may prepay the Promissory Note at any time, provided that it pays certain costs and fees as set forth in the Promissory Note.  MPC has granted GE Capital a security interest in the Equipment as security for repayment of the Promissory Note.

Guaranty Agreement.  Pursuant to a Guaranty Agreement, dated as of the Effective Date, executed by the Company for the benefit of GE Capital (the “Guaranty”), the Company has agreed to guaranty the obligations of MPC set forth in the Promissory Note and related security documents, including, but not limited to, payment in full of the outstanding balance of the Promissory Note.

The foregoing descriptions of the Promissory Note and the Guaranty Agreement do not purport to be complete and are qualified in their entirety by reference to such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03                                                 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

MPC’s entry into the Promissory Note and the Company’s entry into the Guaranty Agreement as described in Item 1.01 constitutes the creation of a direct financial obligation.  The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

10.1	Promissory Note, dated as of September 29, 2006, executed by Maui Pineapple Company, Ltd.

10.2	Guaranty Agreement, dated September 29, 2006, executed by the Company for the benefit of GE Capital Public Finance, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: October 4, 2006	By:	/S/ ROBERT I. WEBBER
Robert I. Webber
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Promissory Note, dated as of September 29, 2006, executed by Maui Pineapple Company, Ltd.

10.2	Guaranty Agreement, dated September 29, 2006, executed by the Company for the benefit of GE Capital Public Finance, Inc.